UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

TERRA NITROGEN COMPANY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	033-43007	73-1389684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 405-2400

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 29, 2010, Terra Nitrogen Company, L.P., a Delaware limited partnership (“TNCLP”), entered into a Lease Agreement (the “Lease”), by and between TNCLP and CF Industries, Inc., a Delaware corporation (“CF Industries”).  CF Industries indirectly owns approximately 75.3% of the outstanding common units of TNCLP, and Terra Nitrogen GP Inc., an indirect wholly-owned subsidiary of CF Industries (“TNGP”), is the sole general partner of TNCLP

Under the Lease, CF Industries will lease certain real property, including any improvements located thereon (the “Property”), from TNCLP for a base quarterly rent of $109,000 and an additional rent equal to all costs, expenses, and obligations incurred by CF Industries and related to the use, occupancy and operation of the Property which may arise or become due during the term of the Lease.  The Lease is effective for a one-year term starting on January 1, 2011 and will extend automatically for successive one-year terms unless terminated by any party thereto prior to renewal.

Also, on December 29, 2010, TNCLP entered into a Tank Car Lease Agreement (the “Car Lease”) between TNCLP and CF Industries.  Pursuant to the Car Lease, CF Industries will lease from TNCLP certain rail cars for a quarterly rental price of $3,600 per car.  The Car Lease is effective for a one-year term starting on January 1, 2011 and will extend automatically for successive one-year terms unless terminated by any party thereto prior to renewal.

The Lease and Car Lease were reviewed and approved by the independent directors comprising the Audit Committee of TNGP.

The description of the Lease and Car Lease contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the Lease and Car Lease, copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

10.1                           Lease Agreement dated December 29, 2010, by and between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation.

10.2                           Tank Car Lease Agreement dated December 29, 2010, between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2010	TERRA NITROGEN COMPANY, L.P.
By: Terra Nitrogen GP Inc.
Its: General Partner

	By:	/s/ Douglas C. Barnard
	Name:	Douglas C. Barnard
	Title:	Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Lease Agreement dated December 29, 2010, by and between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation.

10.2	Tank Car Lease Agreement dated December 29, 2010, between Terra Nitrogen Company, L.P., a Delaware limited partnership and CF Industries, Inc., a Delaware corporation.